UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 28, 2004




                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)



   Delaware                     1-9566                              95-4087449
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



401 Wilshire Boulevard, Santa Monica, California, 90401-1490
         (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000





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ITEM 7.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

      99.0 Monthly Financial Data as of December 31, 2003 (Unconsolidated)


ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of December 31, 2003 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                                                 S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated:  January 28, 2004                    By:
                                               ----------------------
                                                Douglas J. Goddard
                                                Chief Financial Officer

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                                INDEX TO EXHIBITS



Item
99.0     Monthly Financial Information as of December 31, 2003

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                      First Federal Bank of California, fsb
                          MONTHLY REPORT OF OPERATIONS
                       Unconsolidated Financial Highlights
                                    Unaudited
                             (Dollars in thousands)

                                         As of, for         As of, for         As of, for       As of, for the       As of, for the
                                          the month         the month          the month           12 months            12 months
                                         ended Dec.31       ended Nov. 30,     ended Dec. 31,     ended Dec. 31,       ended Dec.31,
                                             2003               2003               2002                2003                 2002


Cash and investment securities       $        170,729  $         124,513  $         148,255  $          170,729   $          148,255
Total assets                         $      4,819,457  $       4,660,040  $       4,256,086  $        4,819,457   $        4,256,086

LOANS:
Total mortgage-backed securities     $        135,176  $         140,786  $         200,585  $          135,176   $          200,585
Total loans, net                     $      4,374,112  $       4,252,826  $       3,769,235  $        4,374,112   $        3,769,235

Loans originated/purchased:
  Single family loans                $        184,279  $         145,713  $         139,912  $        1,712,584   $          728,309
  Multi-family loans                           31,922             48,376             49,319             470,426              441,407
  Commercial real estate loans                  1,050              1,500             11,285              35,237               84,050
  Other                                         8,955              2,974              3,457              57,283               35,006
                                        --------------    ---------------    ---------------    ----------------     ---------------
                                     $        226,206  $         198,563  $         203,973  $        2,275,530  $         1,288,772
                                        ==============    ===============    ===============    ================     ===============


Percentage of ARMs originated:                    96%                94%                63%                 77%                  52%

Loan repayments:
  Single family loans                $         60,653  $          42,427  $         107,840  $          948,505   $        1,084,008
  Multi-family and commercial real
     estate loans                              41,948             85,546             46,682             682,457              345,945
  Other                                         4,113              4,979              3,098              54,163              101,520
                                        --------------    ---------------    ---------------    ----------------     ---------------

                                     $        106,714  $         132,952  $         157,620  $        1,685,125  $         1,531,473
                                        ==============    ===============    ===============    ================     ===============

Loans sold                           $          1,059  $           1,220  $          29,436  $           86,070  $           134,175

Average rate on loans
   originated/purchased                         4.66%              4.55%              5.07%               4.87%                5.76%
Percentage of portfolio in
   adjustable rate loans                       79.03%             78.26%             71.46%              79.03%               71.46%
Non-performing assets
   to total assets                              0.10%              0.12%              0.17%               0.10%                0.17%

BORROWINGS:
Federal Home Loan Bank
   Advances                          $      1,694,000  $       1,507,000  $       1,167,000  $        1,694,000  $         1,167,000
Reverse
repurchase                           $        122,622  $         122,622  $         155,273  $          122,622  $           155,273
   agreements

DEPOSITS:
Retail deposits                      $      2,505,892  $       2,506,572  $       2,282,024  $        2,505,892  $         2,282,024
Wholesale deposits                             51,534             58,096            263,009              51,534              263,009
                                        --------------    ---------------    ---------------    ----------------     ---------------
                                     $      2,557,426  $       2,564,668  $       2,545,033  $        2,557,426  $         2,545,033
                                        ==============    ===============    ===============    ================     ===============

Net increase (decrease)              $         (7,242) $          19,458  $          17,159  $           12,393  $           (7,974)

AVERAGE INTEREST RATES:
Yield on loans                                  5.01%              5.13%              5.94%               5.49%                6.18%
Yield on investments                            2.19%              1.40%              3.57%               2.20%                3.65%
Yield on earning assets                         4.96%              5.06%              5.84%               5.40%                6.08%
Cost of deposits                                1.31%              1.36%              1.97%               1.55%                2.42%
Cost of borrowings                              2.88%              2.99%              3.63%               3.21%                4.39%
Cost of money                                   1.93%              1.98%              2.54%               2.18%                3.16%
Earnings spread                                 3.03%              3.08%              3.30%               3.22%                2.92%
Effective net spread                            3.15%              3.21%              3.45%               3.35%                3.09%

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